UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 2, 2006

Saba Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30221	94-3267638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (650)-696-3840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Saba Software, Inc. under Items 1.01, 2.01, 2.03, 5.02 and 9.01 on February 2, 2006. Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on January 31, 2006, Saba Software, Inc., a Delaware corporation, acquired Centra Software, Inc. (“Centra”), pursuant to the Agreement and Plan of Reorganization, dated as of October 5, 2005 (the “Merger Agreement”), by and among the Company, Spruce Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub 1”), Spruce Acquisition, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub 2”) and Centra Software, Inc., a Delaware corporation (“Centra”), Merger Sub 1 merged with and into Centra and, immediately thereafter, Centra merged with and into Merger Sub 2, with Merger Sub 2 surviving as a wholly-owned subsidiary of Saba (the “Merger”).

In connection with the Merger, each share of Centra common stock outstanding immediately prior to the consummation of the Merger was converted into the right to receive (a) 0.354 of a share of the Company’s common stock and (b) $0.663 in cash. The Company issued approximately 10.4 million shares of the Company’s common stock and approximately $19.4 million in cash in exchange for approximately 29.4 million shares of Centra common stock outstanding immediately prior to the Merger.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired

The audited consolidated financial statements of Centra as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005 are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by this reference.

(b)	Pro forma financial information

The pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by this reference.

(d)	Exhibits

The exhibits listed below are being filed with this Amendment No. 1.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of KPMG LLP

99.1	Centra’s historical audited consolidated financial statements as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005

99.2	Unaudited pro forma condensed combined financial statements of the Company after giving effect to the acquisition of Centra

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: April 17, 2006	/s/ Peter E. Williams III
(Signature)
Peter E. Williams III
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of KPMG LLP

99.1	Centra’s historical audited consolidated financial statements as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005

99.2	Unaudited pro forma condensed combined financial statements of the Company after giving effect to the acquisition of Centra

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